Exhibit 21
V.F. CORPORATION
SIGNIFICANT SUBSIDIARIES – Fiscal 2019

Entity Name	Jurisdiction
20X DE Mexico, S.A. DE C.V.	Mexico
4341481 Canada Inc. (aka Vetements Merino Icebreaker)	Canada
530 Park Avenue (10-F) Properties, LLC	Delaware
530 Park Avenue (14-H) Properties, LLC	Delaware
Administradora Mexico de Servicios, S. de R.L. de C.V.	Mexico
Administradora WD Honduras, S.A.	Honduras
All Crown S.A.	Argentina
Altra LLC	Utah
Arsenal Fashion España, S.L.	Spain
Beyko - Beyko Konfeksiyon Ic ve Dis Ticaret Limited Sirketi	Turkey
Blue Bell Wrangler Do Brasil Indus De Conf LTDA	Brazil
C.C.R.L., LLC	California
Corporacion Distribudora Dickies S. de R.L. de C.V.	Mexico
Cutler de Mexico SA	Mexico
Czech Distribution Services s.r.o.	Czech Republic
Dickies de Honduras, S.A.	Honduras
Dickies de Parras, S. de R.L. de C.V.	Mexico
DSI Enterprises, LLC	Delaware
Eagle Creek Europe, Ltd.	Ireland
Eagle Creek, Inc.	California
Etablissenmenten Van Moer N.V	Belgium
Green Sport Monte Bianco Srl	Italy
GS Holding S.R.I. (Italy)	Italy
H.D. Lee Apparel Ltd.	China
Icebreaker Australia Pty Limited	Australia
Icebreaker Australia Retail Pty Limtied	Australia
Icebreaker Czech Republic s.ro	Czech Republic
Icebreaker Europe Limited	New Zealand
Icebreaker France S.a.r.l.	France
Icebreaker GC Trust Limited	New Zealand
Icebreaker Holdings Limited	New Zealand
Icebreaker Limited	New Zealand
Icebreaker Merino Clothing Europe Limited	New Zealand
Icebreaker Merino Clothing Inc.	Canada
Icebreaker New Zealand Limited	New Zealand
Icebreaker Pure Merino GmbH	Germany
Icebreaker Switzerland S.a.r.l.	Switzerland
Imagewear Apparel Corp.	Delaware
Industrial Laundry Services, LLC	Texas
Industrias Coahuila de Zaragoza, S. de R.L. de C.V.	Mexico
Inversiones Inmobiliarias Australes S.A.	Argentina
Inversiones VF Chile Dos Limitada	Chile

Entity Name	Jurisdiction
Inversiones VF Chile Limitada	Chile
Jansport Apparel Corp.	Delaware
Jeanswear DE Guatemala, Sociedad Anonima	Guatemala
Jeanswear Mexico Holdings, LLC	Delaware
Jeanswear Receivables, LLC	Delaware
Jeanswear Services, LLC	Delaware
Jeanswear Ventures, LLC	Delaware
KBI International Holdings, LLC	Delaware
Kipling Apparel Corp.	Delaware
Kipling Holdings, LLC	Delaware
Kipling Retail, LLC	Delaware
Kodiak Group Holdings Co.	Canada
Kontoor Brands, Inc.	North Carolina
Kontoor Enterprises, LLC	Delaware
Lee Bell, Inc.	Delaware
LeeWrangler Apparel (China) Co., Ltd.	China
LeeWrangler Apparel (Foshan) Co., Ltd.	China
LeeWrangler Apparel (Shanghai) Co., Ltd.	China
LeeWrangler Asia Ltd	Hong Kong
LeeWrangler Austria GmbH	Austria
LeeWrangler Belgium BVBA	Belgium
LeeWrangler Belgium Services BVBA	Belgium
LeeWrangler Czech Republic s.r.o.	Czech Republic
LeeWrangler Enterprises SpinCo Sagl	Switzerland
LeeWrangler France S.A.S.	France
LeeWrangler Germany GmbH	Germany
LeeWrangler Hellas IKE	Greece
LeeWrangler Hong Kong Ltd	Hong Kong
LeeWrangler Hungary KFT	Hungary
LeeWrangler International Sagl	Switzerland
LeeWrangler Investments Holding Sagl	Switzerland
LeeWrangler Italy Holding S.r.l.	Italy
LeeWrangler Italy Retail S.r.l.	Italy
LeeWrangler Italy S.r.l.	Italy
LeeWrangler Mexico Holding Sagl	Switzerland
LeeWrangler MMB Investments Sagl	Switzerland
LeeWrangler Netherlands B.V.	Netherlands
LeeWrangler Netherlands Retail B.V.	Netherlands
LeeWrangler Poland sp.z.o.o.	Poland
LeeWrangler Portugal Lda	Portugal
LeeWrangler Slovakia s.r.o.	Slovakia
LeeWrangler Spain S.L.U.	Spain
LeeWrangler Sweden AB	Sweden
LeeWrangler Switzerland Holding Sagl	Switzerland
LeeWrangler Transglobal Sagl	Switzerland

Entity Name	Jurisdiction
Lee Wrangler U.K. Holdings Limited	United Kingdom
LeeWrangler U.K. Limited	United Kingdom
LeeWrangler WH Sourcing Sagl	Switzerland
lucy apparel, llc	Delaware
Manufacturera Lee de Mexico, S. de R.L. de C.V.	Mexico
Manufacturera WR Alajuela, S.A.	Costa Rica
Mellow Properties, LLC	Delaware
Merino Retail, Inc.	Delaware
NII Sales - Texas, LLC	Texas
North East Rig-Out Limited	Scotland
North Elm Properties LLC	Delaware
NV Warehouse Co., Inc.	Delaware
Portland Design Exchange, Inc.	Delaware
Pro Skate Park Organization, LLC	Delaware
R&R Apparel Company, LLC	Delaware
Red Kap de Mexico, S. de R.L. de C.V.	Mexico
Retail Productivity Management, Inc.	Delaware
RKI de Honduras SRL	Honduras
Servicios y Promociones Textiles Limitada	Chile
Seven For All Mankind International, LLC	Delaware
South Cone, Inc.	California
TBL Investment Holdings GmbH	Switzerland
TBL Licensing LLC	Delaware
The H.D. Lee Company, Inc.	Delaware
The North Face (Italy) Srl	Italy
The North Face Apparel Corp.	Delaware
The North Face S.a.g.l.	Switzerland
The Recreational Footwear Company	Cayman Islands
TI Venture Group, Inc.	Delaware
Timberland (UK) Ltd.	United Kingdom
Timberland Asia LLC	Delaware
Timberland Europe B.V.	Netherlands
Timberland HK Trading Limited	Hong Kong
Timberland IDC Ltd.	United Kingdom
Timberland International, LLC	Delaware
Timberland Luxembourg Holding Asia S.àr.l.	Luxembourg
Timberland Netherlands Holding B.V.	Netherlands
Timberland Switzerland Holding GmbH	Switzerland
V.F. (J) Netherlands Services B.V.	Netherlands
V.F. Perú S.R.L.	Peru
Vans Madeira - Consultoria e Projectos, Lda.	Portugal
Vans Spain, S.L.	Spain
Vans, Inc.	Delaware
VF (CH) Mexico Investments Sagl	Switzerland
VF (Gibraltar) Enterprises Limited	Gibraltar

Entity Name	Jurisdiction
VF (J) France S.A.S.	France
VF (J) Nederland B.V.	Netherlands
VF Apparel (Shenzhen) Company Limited	China
VF Apparel Portugal Ltda	Portugal
VF Asia Limited	Hong Kong
VF Asia Pacific Jeanswear Limited	Hong Kong
VF Asia Pacific Sourcing S.a.r.l.	Luxembourg
VF Asia Sourcing Ltd.	Hong Kong
VF Austria GMBH	Austria
VF Belgium BVBA	Belgium
VF Brands India Private Limited	India
VF Brands Malaysia Sdn. Bhd.	Malaysia
VF Brands Pte. Ltd.	Singapore
VF Brands Taiwan Ltd	China
VF Canada Co.	Canada
VF CB Holdings, LLC	Delaware
VF CH Holdings GmbH	Switzerland
VF CH Imagewear Canada GmbH	Switzerland
VF CH-Mex Holdings, LLC	Delaware
VF China Limited	China
VF CIS (Russia) Limited Liability Company	Russian
VF Comercializadora Limitada	Chile
VF Czech S.R.O.	Czech Republic
VF Czech Services S.R.O.	Czech Republic
VF de Argentina S.A.	Argentina
VF Distribution Holdings GmbH	Switzerland
VF do Brasil, Ltda.	Brazil
VF Ege Soke Giyim Sanayi VE Ticaret A.S.	Turkey
VF Enterprises S.a.r.l.	Luxembourg
VF EU Investments, LLC	Delaware
VF Europe B.V.B.A.	Belgium
VF Germany Services GMBH	Germany
VF Germany Textil-Handels Gmbh	Germany
VF Global Investments S.a.r.l.	Luxembourg
VF Hellas E.P.E.	Greece
VF Holding S.a.g.l.	Switzerland
VF Holdings Mexico, LLC	Delaware
VF Hong Kong Limited	Hong Kong
VF Hungary Distribution Ltd.	Hungary
VF IB Holdings, LLC	Delaware
VF Imagewear Canada Co.	Canada
VF Imagewear CH Holdings GmbH	Switzerland
VF Imagewear de Mexico, S. de R.L. de C.V.	Mexico
VF Imagewear Majestic (UK) Limited	United Kingdom
VF Imagewear, Inc.	Delaware

Entity Name	Jurisdiction
VF Intellectual Property Services, Inc.	Delaware
VF Internacional, S. de R.L. de C.V.	Mexico
VF International Holding GmbH	Switzerland
VF International Holdings, LLC	Delaware
VF International S.a.g.l.	Switzerland
VF Investimentos do Brasil Ltda.	Brazil
VF Investments Italy S.a.r.l.	Luxembourg
VF Investments Netherlands BV	Netherlands
VF Investments S.a.r.l.	Luxembourg
VF Israel (Apparel) Ltd.	Israel
VF Italia Srl.	Italy
VF Italy Retail S.r.l.	Italy
VF Italy Services S.r.l.	Italy
VF Japan KK	Japan
VF Jeanswear Argentina S.R.L.	Argentina
VF Jeanswear de Mexico, S. de R.L. de C.V.	Mexico
VF Jeanswear Espana S.L.U.	Spain
VF Jeanswear Limited Partnership	Delaware
VF Jeanswear Nicaragua y Compania Limitada	Nicaragua
VF Jeanswear Sales, Inc.	Delaware
VF Korea Limited	Korea
VF LSG Holdings, LLC	Delaware
VF Luxembourg S.a.r.l.	Luxembourg
VF Mauritius Ltd.	Mauritius
VF NL Holdings CV	Netherlands
VF NL Imagewear, BV	Netherlands
VF Northern Europe Ltd.	Scotland
VF Northern Europe Services Ltd	Scotland
VF Norway AS	Norway
VF Outdoor Canada, Co.	Canada
VF Outdoor Mexico, S. de R.L. de C.V.	Mexico
VF Outdoor Services, S. de R.L. de C.V.	Mexico
VF Outdoor, LLC	Delaware
VF Outlet, Inc.	Delaware
VF Panama Finance S. de R.L.	Panama
VF Panama Sourcing Services S.de. R.L.	Panama
VF Participações do Brasil Ltda.	Brazil
VF Playwear Dominicana SA	Dominican Republic
VF Playwear, LLC	Delaware
VF Polska Distribution Sp.z.o.o.	Poland
VF Receivables LP	Delaware
VF Receivables Services LLC	Delaware
VF Sage Enterprises, Inc.	Delaware
VF Sagebrush Enterprises, LLC	Delaware
VF Sales S.a.g.l.	Switzerland

Entity Name	Jurisdiction
VF Scandinavia ApS	Denmark
VF Services, LLC	Delaware
VF Servicios de El Salvador, Limitada de Capital Variable	El Salvador
VF Servicios de Guatemala Srl	Guatemala
VF Servicios de Honduras, S.A.	Honduras
VF Servicios de Nicaragua, Compañía de Responsabilidad Limitada	Nicaragua
VF Servicios Mexicana, S. de R.L. de C.V.	Mexico
VF Shanghai Limited	China
VF Shanghai Sourcing Ltd.	China
VF Slovakia, S.r.o.	Slovakia
VF Sourcing (Thailand) Ltd.	Thailand
VF Sourcing Asia S.a.r.l.	Luxembourg
VF Sourcing India Private Limited	India
VF Sourcing Latin America S.a.r.l.	Luxembourg
VF Sweden AB	Sweden
VF Taiwan Limited	Taiwan
VF Transglobal GmbH	Switzerland
VF Treasury Services LLC	Delaware
VFJ Ventures, LLC	Delaware
VFJ-CSS de Mexico, S.A. de C.V.	Mexico
VFSLA Commercial Services, LLC	Delaware
VFSLA Servicios, S. de R.L. de C.V.	Mexico
W-D Apparel Company, LLC	Delaware
Walls Cayman Limited	Cayman Islands
Walls Holding Company, LLC	Delaware
Walls Industries LLC	Delaware
Walls Trading (Shanghai), Ltd.	China
WD Europe SAS	France
WD Supply Holding Limited	Hong Kong
Williamson Industries Limited	Belize
Williamson-Dickie APAC Holding Company Limited	Hong Kong
Williamson-Dickie Apparel Trading (Shanghai) Co. Ltd. [Emperor's Guest]	China
Williamson-Dickie Canada Company	Canada
Williamson-Dickie Europe GmbH	Germany
Williamson-Dickie Europe Holdings Limited	United Kingdom
Williamson-Dickie Europe Limited	United Kingdom
Williamson-Dickie HK Holding Company Limited	Hong Kong
Williamson-Dickie Holding Company Mexico, S. de R.L. de C.V.	Mexico
Williamson-Dickie Japan Limited	Japan
Williamson-Dickie Management (Shanghai) Co. Ltd.	China
Williamson-Dickie Manufacturing Company, LLC	Delaware
Williamson-Dickie Nederland B.V	Netherlands
Williamson-Dickie Middle East FZE	United Arab Emirates
Workrite Uniform Canada, ULC	Canada
World Jeans VF Asia Limited and Partners	Egypt

Entity Name	Jurisdiction
Worldwide Workwear (UK) Ltd.	Scotland
Wrangler Apparel Corp.	Delaware
Wrangler de Chihuahua, S. de R.L. de C.V.	Mexico
Wrangler de Mexico, S. de R.L. de C.V.	Mexico
VF Corporation is the ultimate sole beneficial owner of all of the subsidiaries listed above.